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                                                                    EXHIBIT 10-d

                                VISA U.S.A. INC.

                              MEMBERSHIP AGREEMENT

      We understand that Visa U.S.A. Inc. is a nonstock, membership corporation organized under the laws of Delaware for the purpose of administering uniformly through its members, bank card and traveler cheque programs utilizing the service marks "Bands Design", "Visa", and/or such other service marks as may from time to time be adopted by the corporation ("Corporation's Payment Services"). We desire to participate in the Corporation's Payment Services in the category(ies) elected in the appropriate Addendum(s), attached to this application or submitted in the future, which upon acceptance by the corporation shall become a part of this agreement, and hereby make application to Visa U.S.A. for such authority. We have received a copy of the Visa U.S.A. By-Laws and we understand the prerequisites for membership and the rights, duties, obligations and responsibilities of members as therein stated; and we agree to comply in all respects with such By-Laws as they may be amended from time to time.

      We understand and agree that, should we elect at any time to perform functions other than those elected in the attached Addendum(s) and/or in our application materials, we will give the corporation prior written notice and will not commence performance of such other functions until we submit the appropriate Addendum(s) and have received the corporation's prior written consent thereto.

      We enclose an estimated program plan or registration confirmation as appropriate, the appropriate Addendum(s), and all other information and documents, including a current financial statement if requested, the contents of which we warrant to be true and correct. We understand that authority to perform the functions elected will become effective only upon acceptance of this application and the appropriate Addendum(s), and we agree, upon acceptance, to be bound by and perform all requirements of membership as stated in the present By-Laws and Operating Regulations of Visa U.S.A. and may future amendments, and authorize Visa to collect appropriate membership fees for our organization through the VisaNet system in accordance with the Operating Regulations.

      We hereby warrant that the information provided in this application is true and correct. We agree that failure to disclose information pertinent to this application for membership in Visa U.S.A., or willful misrepresentation of any such information shall be a basis for termination of membership. Should circumstances change that would affect our membership eligibility, as specified in the Visa U.S.A. By-Laws, we agree to immediately notify Visa U.S.A., in writing, and understand that failure to do so may be grounds for termination. We also agree to provide such other notifications as may be required by the Visa U.S.A. By-Laws.

      If any category in which we have elected to participate requires the sponsorship of another member, and such sponsorship is terminated, we will immediately notify Visa U.S.A., in writing, addressed to its head office. Any notice or other correspondence to be sent to us by Visa U.S.A. may be sent to our address as shown herein.

      We certify that we meet all requirements for membership, are fully empowered to perform all of the functions we have elected to perform, and that this application has been duly authorized by appropriate corporate action. We further certify that the applicant is chartered as an
  Industrial Loan Corporation (ILC)   under the laws of        Utah            .
-------------------------------------                   ------------------------
   (The U.S.A. or name of state)                          (Type of institution)


Legal Name of Application:                Advanta Bank Corp.                   .
                           -----------------------------------------------------

The signing officer must be duly authorized to execute this application and must have the equivalent rank of at least Senior Vice President. (By-Law Section 2.02)


         Mark Hales                       CEO - Advanta Bank Corp.
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 (Please Type) Officer's Name                  Title


 /s/ Mark Hales                               3/31/00
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     Officer's Signature                      Date





New Applicant - Application for Membership - 05/94